Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company’s provision for income taxes for the years ended December 31, 2022 and 2021 was an expense of $13 thousand and benefit of $793 thousand, respectively. The provision for income taxes consisted of $19.8 thousand in deferred U.S. federal income tax and $1.5 thousand in deferred state income tax for the year ended December 31, 2022. The Company files federal and state income tax returns with varying statutes of limitations. The tax years from 2015 to 2022 remain open to examination. As of December 31, 2022, no examination is in progress in federal or state jurisdictions.
The reconciliation of the statutory federal income tax rate to the Company’s effective tax rate was as follows:

	Year Ended December 31,
	2022	2021
Statutory rate	21.0%	21.0%
State tax	1.4%	2.2%
Valuation allowance	(9.1)%	(21.9)%
Other	(0.1)%	—%
Stock based compensation	(12.3)%	(0.6)%
Change in fair value of derivative liability	(2.7)%	—%
Transaction costs - Success based	1.8%	—%
PPP Loan Forgiveness	—%	10.0%
Total	—%	10.6%
The significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	Year Ended December 31,
	2022	2021
Deferred tax assets:
Net operating loss	$54,628	$52,373
Stock-based compensation	205	25
Charitable contributions	416	214
Accrued expenses	591	453
Capitalized research and development	1,249	—
Lease liability	218	—
Other	868	489
Total deferred tax assets	$58,175	$53,554
Deferred tax liabilities:
Fixed assets	$—	$(20)
Right-of-use asset	(191)
Intangibles assets	(713)	(731)
Total deferred tax liabilities	$(904)	$(751)
Valuation allowance	57,271	52,803
Net deferred tax taxes	$—	$—
The valuation allowance increased by $4.5 million for the year ended December 31, 2022, compared to the increase of $1.6 million for the year ended December 31, 2021. The Company believes that, based on a number of factors, the available objective evidence creates sufficient uncertainty regarding the realizability of the deferred tax assets such that a valuation allowance has been recorded. These factors include the Company’s history of net losses since its inception. No uncertain tax positions have been identified.
As of December 31, 2022, the Company had U.S. federal and state net operating loss carryforwards of approximately $209 million and $178 million, respectively. The federal net operating loss carryforwards generated as of December 31, 2017 of $24.4 million will expire in 2037, while $184.6 million federal net operating loss carryforwards generated in post December 31, 2017 or later do not expire due to the provisions in the Tax Cuts and Jobs Act, but may only offset 80% of taxable income in periods of future utilization. The state net operating loss carryovers will begin to expire in 2038 and will continue to expire through 2042.
The Company has experienced ownership changes within the meaning of Sec. 382 of the Internal Revenue Code (“IRC”) at various dates from 2015 through 2019. Based on the Sec. 382 study, the Company has determined that $35.3 million federal and $37.6 million California net operating losses are subject to Sec. 382 limitations, respectively.
The Company files returns with the U.S. federal government, and various state jurisdictions. The Company’s returns have been, and could in the future, subject to examination which may, or may not, have an impact to the consolidated financial statements